SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2025
EBP 005
EBP, Accounting Policy [Line Items]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Accounting

The accompanying financial statements have been prepared on the accrual basis of accounting.

Valuation of Investments and Income Recognition

The Plan’s investments are presented at fair value, which has been determined based on quoted market prices. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. See Note 3 for discussion of fair value measurements.

Purchases and sales of securities are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date; interest income is recorded as earned. Net appreciation (depreciation) includes gains and losses on investments bought and sold as well as held during the year.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and changes therein and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

Notes Receivable from Participants

Notes receivable from participants are measured at their unpaid principal balance plus any accrued but unpaid interest. Interest income is recorded on the accrual basis. Delinquent participant loans are recorded as distributions based on the terms of the Plan Document.

Participant contributions and any related employer matching contributions are recognized in the period during which the Company makes the respective payroll deduction from the participant's compensation. Special contributions are recorded in the relevant period in accordance with the terms in the Plan document.
Administrative Expenses

Administrative expenses of the Plan are paid for by the Plan to the extent that they are not paid for by the Company.

In determining the amount of administrative expenses incurred by the Plan, T. Rowe Price provides the Plan with a fixed annual administrative budget that is measured by the rate of administrative fee payments for certain plan investment options. T. Rowe Price credits the Plan's Administrative Budget after each calendar quarter for administrative fee payments that exceed the established fee threshold, as defined. To the extent that the administrative fee payments payable to T. Rowe Price for any quarter do not meet the fixed annual administrative budget amount, the difference is owed to T. Rowe Price by the Plan and/or Plan Sponsor.

For the plan year 2025, T. Rowe Price credited approximately $67,000 to the Plan’s administrative budget account. For the plan year ended December 31, 2025, the Plan used $375,000 of the administrative budget to off-set plan expenses. For the plan year 2025, the Plan earned interest of $15,576 on the unused portion of the administrative budget. As of December 31, 2025, the balance of the administrative budget accounts was approximately $225,000.

Payment of Benefits

Benefit payments to participants are recorded when paid.